UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


  Date of report (Date of earliest event reported): June 8, 2005 (June 6, 2005)

                         AMERICAN RETIREMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Tennessee                    01-13031                62-1674303
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(State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)              File Number)         Identification No.)

         111 Westwood Place, Suite 200
              Brentwood, Tennessee                              37027
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    (Address of Principal Executive Offices)                  (Zip Code)

                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     (a) As described in its press release dated June 8, 2005, the Company intends to restate certain of its previously filed annual and quarterly financial statements. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     On June 6, 2005, the Company's management and the Audit Committee of its Board of Directors determined that the Company would be required to restate its previously issued consolidated financial statements for the fiscal years ended December 31, 2004, 2003 and 2002 and for the quarterly periods for the fiscal years ended December 31, 2004 and 2003. As a result, those financial statements and the unaudited financial results included in the Company's press release on May 5, 2005 or in its Form 8-K filed with the SEC on May 5, 2005 may no longer be relied upon.

     The Company's management and the Audit Committee discussed with KPMG LLP, the Company's independent registered public accounting firm, the matters disclosed in this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

     (c)  Exhibits.

            99.1         Press Release dated June 8, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         AMERICAN RETIREMENT CORPORATION


                                         By: /s/ Bryan D. Richardson
                                             -----------------------------------
                                             Bryan D. Richardson
                                             Executive Vice President - Finance
                                             and Chief Financial Officer

Date:  June 8, 2005

                                  EXHIBIT INDEX


     Exhibit
     Number                Description
     -------               -----------

     99.1                  Press Release dated June 8, 2005